UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 14, 2003
                                                    --------------


                          Appalachian Bancshares, Inc.
             (Exact name of registrant as specified in its charter)


Georgia                                 000-21383            58-2242407
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(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


829 Industrial Boulevard, Ellijay, Georgia                              30540
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code    (706) 276-8000
                                                     ----------------


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5. Other Events.

     On May 14, 2003, Appalachian Bancshares, Inc. issued a press release, announcing a 10% stock dividend on each outstanding share of its common stock, $.01 par value per share, which stock dividend will be distributed on July 1, 2003 to shareholders of record as of the close of business on May 27, 2003.

ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is filed with this report:

          Exhibit No.            Description
          -----------            -----------
          99.1                   Press release issued by Appalachian Bancshares,
                                 Inc., dated May 14, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Appalachian Bancshares, Inc.


                                        By:   /s/ Tracy R. Newton
                                           -------------------------------------
                                           Tracy R. Newton
                                           President and Chief Executive Officer

Dated:  May 14, 2003

                                  EXHIBIT INDEX


Exhibit No.                      Description of Exhibit
-----------                      ----------------------
  99.1                           Press release issued by Appalachian Bancshares,
                                 Inc., dated May 14, 2003